                                                                     EXHIBIT 4.2

                            NUVEEN INVESTMENTS, INC.

                                    AS ISSUER

                                       AND

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.

                                   AS TRUSTEE

                                   ----------

                          FIRST SUPPLEMENTAL INDENTURE

                         DATED AS OF SEPTEMBER 12, 2005

                                   ----------

                    $250,000,000 5.00% SENIOR NOTES DUE 2010

                    $300,000,000 5.50% SENIOR NOTES DUE 2015

                            SUPPLEMENT TO INDENTURE,
                         DATED AS OF SEPTEMBER 12, 2005
                                     BETWEEN
                            NUVEEN INVESTMENTS, INC.
                                    AS ISSUER
                                       AND
                    THE BANK OF NEW YORK TRUST COMPANY, N.A.
                                   AS TRUSTEE

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
                                    ARTICLE 1
       DEFINITIONS, CREATION, FORMS AND TERMS AND CONDITIONS OF THE NOTES

Section 1.01.   Definitions..............................................     2
Section 1.02.   Creation of the Notes....................................     6
Section 1.03.   Form of the Notes........................................     6
Section 1.04.   Terms and Conditions of the Notes........................     6

                                     ARTICLE 2
                                 EVENTS OF DEFAULT

Section 2.01.   Events of Default........................................     8

                                     ARTICLE 3
                                    REDEMPTION

Section 3.01.   Redemption...............................................    12
Section 3.02.   Notice to the Trustee....................................    12
Section 3.03.   Notice of Redemption.....................................    12

                                     ARTICLE 4
                                     COVENANTS

Section 4.01.   Covenants................................................    12

                                     ARTICLE 5
                                      TRUSTEE

Section 5.01.   Corporate Trust Office...................................    13

                                     ARTICLE 6
                              DISCHARGE OF INDENTURE

Section 6.01.   Legal Defeasance, Covenant Defeasance and Satisfaction
                and Discharge............................................    14

                                     ARTICLE 7
                     CONSOLIDATION, MERGER, SALE OR CONVEYANCE

Section 7.01.   Successors...............................................    20

                                     ARTICLE 8
                             MISCELLANEOUS PROVISIONS

Section 8.01.   Ratification of Base Indenture...........................    22
Section 8.02.   Effect of Headings.......................................    22
Section 8.03.   Successors and Assigns...................................    22
Section 8.04.   Separability Clause......................................    22
Section 8.05.   GOVERNING LAW............................................    22
Section 8.06.   Counterparts.............................................    22

EXHIBITS

EXHIBIT A   Form of Global Security for the 2010 Notes
EXHIBIT B   Form of Global Security for the 2015 Notes

     FIRST SUPPLEMENTAL INDENTURE, dated as of September 12, 2005 (the "FIRST SUPPLEMENTAL INDENTURE"), among NUVEEN INVESTMENTS, INC., a Delaware corporation (the "COMPANY"), having its principal offices at 333 West Wacker Drive, Chicago, Illinois, 60606 and THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee (the "TRUSTEE"), having its Corporate Trust Office at 2 N. LaSalle St., Ste. 1020, Chicago, Illinois, 60602.

                                    RECITALS

     WHEREAS, the Company and the Trustee have duly authorized the execution and delivery of an Indenture, dated as of September 12, 2005 (the "BASE INDENTURE"), providing for the issuance from time to time of debentures, notes or other evidence of indebtedness of the Company, to be issued in one or more series as in the Indenture provided;

     WHEREAS, Section 2.01 of the Base Indenture provides that by means of a supplemental indenture, the Company may create one or more series of its debt securities and establish the form and terms and conditions thereof;

     WHEREAS, the Company intends by this First Supplemental Indenture to create and provide for the issuance of its 5.00% Senior Notes due 2010 (the "2010 NOTES") in an aggregate principal amount of $250,000,000 substantially in the form attached hereto as Exhibit A and its 5.50% Senior Notes due 2015 (the "2015 NOTES") in an aggregate principal amount of $300,000,000 substantially in the form attached hereto as Exhibit B (the 2015 Notes, together with the 2010 Notes, are hereinafter referred to as the "NOTES");

     WHEREAS, the Board of Directors has approved the creation of the Notes and the forms, terms and conditions thereof pursuant to Section 2.01 of the Base Indenture; and

     WHEREAS, all things necessary to make this First Supplemental Indenture a valid agreement of the Company and the Trustee, in accordance with its terms, and a valid amendment of, and supplement to, the Indenture have been done;

     NOW, THEREFORE, IT IS AGREED:

                                   ARTICLE 1
       DEFINITIONS, CREATION, FORMS AND TERMS AND CONDITIONS OF THE NOTES

     Section 1.01. Definitions. Capitalized terms used in this First Supplemental Indenture and not otherwise defined herein shall have the meanings ascribed to them in the Base Indenture. The following definitions are hereby added solely with respect to the Notes. If there is any inconsistency between the defined terms in the Base Indenture and this First Supplemental Indenture, the defined terms herein shall prevail. In addition, the following terms shall have the following meanings to be equally applicable to both the singular and the plural forms of the terms defined:

     "2010 GLOBAL NOTES" has the meaning specified in Section 1.04(c)(i) of this Supplemental Indenture.

     "2010 NOTES" has the meaning specified in the Recitals of this Supplemental Indenture.

     "2015 GLOBAL NOTES" has the meaning specified in Section 1.04(c)(i) of this Supplemental Indenture.

     "2015 NOTES" has the meaning specified in the Recitals of this Supplemental Indenture.

     "APPLICABLE REDEMPTION PRICE" has the meaning specified in Section 3.01 of this Supplemental Indenture.

     "BASE INDENTURE" has the meaning specified in the Recitals of this Supplemental Indenture.

     "CAPITAL STOCK" means, with respect to any Person, any shares or other equivalents (however designated) of any class of corporate stock or partnership interests or any other participations, rights, warrants, options or other interests in the nature of an equity interest in such Person, including preferred stock, but excluding any debt security convertible or exchangeable into such equity interest.

     "COMPARABLE TREASURY ISSUE" means the U.S. Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes of such series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

     "COMPARABLE TREASURY PRICE" means (1) the average of five Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

     "COVENANT DEFEASANCE" has the meaning specified in Section 6.01 of this Supplemental Indenture.

     "DEBT" means, with respect to any Person (without duplication):

     (a) the principal of and premium (if any) in respect of any obligation of such Person for money borrowed, and any obligation evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable;

     (b) all obligations of such Person as lessee under leases required to be capitalized on the balance sheet of the lessee under generally accepted accounting principles and leases of Property or assets made as part of any sale and leaseback transaction entered into by such Person;

     (c) all obligations of such Person issued or assumed as the deferred purchase price of Property, all conditional sale obligations of such Person and all obligations of such Person under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business);

     (d) all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction;

     (e) all obligations of the type referred to in clauses (a) through (d) of other Persons and all dividends of other Persons for the payment of which, in either case, such Person is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise, including by means of any guarantee;

     (f) all obligations of the type referred to in clauses (a) through (d) of other Persons secured by any Lien on any Property of such Person (whether or not such obligation is assumed by such Person); and

     (g) to the extent not otherwise included in this definition, obligations pursuant to any interest rate agreement, currency exchange protection agreement, commodity price protection agreement or any other similar agreement or arrangement of such Person.

     "DTC" has the meaning specified in Section 1.04(c)(i) of this Supplemental Indenture.

     "GLOBAL NOTES" has the meaning specified in Section 1.04(c)(i) of this Supplemental Indenture.

     "INDENTURE" means the Base Indenture as supplemented by this First Supplemental Indenture.

     "INDEPENDENT INVESTMENT BANKER" means one of the Reference Treasury Dealers that the Company appoints to act as the Independent Investment Banker from time to time.

     "INTEREST PAYMENT DATE" has the meaning specified in Section 1.04(d) of this Supplemental Indenture.

     "LEGAL DEFEASANCE" has the meaning specified in Section 6.01 of this Supplemental Indenture.

     "LIEN" means, with respect to any Property of any Person, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such Property (including any capital lease obligation, conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing or any sale and leaseback transaction).

     "NOTES" has the meaning specified in the Recitals hereto.

     "PERMITTED LIENS" means:

     (a) Liens on the Capital Stock of a Person at the time such Person becomes a Subsidiary of the Company; provided that any such Lien may not extend to any other Property of the Company or any other Subsidiary of the Company that is not a direct Subsidiary of such Person; provided further that any such Lien was not incurred in anticipation of or in connection with the transaction or series of transactions pursuant to which such Person became a Subsidiary of the Company;

     (b) Liens on the Capital Stock of any Subsidiary of the Company to secure any refinancing, renewal, replacement or extension, in whole or in part, of any Debt secured by Liens referred to in clause (a) above; provided that any such Lien shall be limited to all or part of the same Capital Stock that secured the original Lien and the aggregate principal amount of Debt that is secured by such Lien shall not be increased to an amount greater than the amount of the Debt secured by Liens described under clause (a) above at the time the original Lien became a Permitted Lien under the Indenture; and

     (c) Liens securing Debt of any Subsidiary of the Company owing to the Company or another Subsidiary.

     "PROPERTY" means, with respect to any Person, any interest of such Person in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including Capital Stock in, and other securities of, any other Person.

     "REFERENCE TREASURY DEALER QUOTATIONS" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as computed by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

     "REFERENCE TREASURY DEALERS" means (a) Citigroup Global Markets Inc., (b) UBS Securities LLC and (c) one or more of the other underwriters listed on the cover of this prospectus supplement that the Company appoints to act as a Reference Treasury Dealer from time to time, in each case and their respective successors; provided, however, that if any of the foregoing ceases to be a primary dealer of U.S. government securities in the United States, the Company shall substitute another primary dealer of U.S. government securities.

     "SECURITY REGISTER" means the names and addresses of Holders of each series of securities that is maintained pursuant to Section 2.07 of the Base Indenture.

     "SIGNIFICANT SUBSIDIARY" means any Subsidiary that would be a "Significant Subsidiary" of the Company within the meaning of Rule 1-02 under Regulation S-X promulgated by the SEC as in effect on the date hereof.

     "SUCCESSOR" has the meaning specified in Section 7.01 of this Supplemental Indenture.

     "TREASURY RATE" means, with respect to any redemption date: (a) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15 (519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining life (as defined below), yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or (b) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Treasury Rate will be calculated on the third business day preceding the date fixed for redemption.

     Section 1.02. Creation of the Notes. In accordance with Section 2.01 of the Base Indenture, the Company hereby creates the 2010 Notes and the 2015 Notes as two separate series of its Securities issued pursuant to the Indenture, having terms, in addition to those set forth in the Base Indenture and this First Supplemental Indenture, as set forth in the forms of Notes, attached to this First Supplemental Indenture as Exhibit A and Exhibit B, respectively, which are incorporated herein as a part of this First Supplemental Indenture. The Notes shall be issued initially in an aggregate principal amount of $250,000,000 of the 2010 Notes and an aggregate principal amount of $300,000,000 of the 2015 Notes.

     Section 1.03. Form of the Notes. The Notes and the Trustee's certificate of authentication to be borne by such Notes shall be substantially in the forms set forth in Exhibit A and Exhibit B. The terms and provisions contained in the forms of Security attached as Exhibit A and Exhibit B hereto shall constitute, and are hereby expressly made, a part of this First Supplemental Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this First Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby.

     Section 1.04. Terms and Conditions of the Notes. The Notes shall be governed by all the terms and conditions of the Base Indenture, as supplemented by this First Supplemental Indenture. In particular, the following provisions shall be terms of the Notes:

          (a) Title and Aggregate Principal Amount. The title of the Notes shall be as specified in the Recitals and the aggregate principal amount of the Notes shall initially be as specified in Section 1.02 of this First Supplemental Indenture.

          (b) Further Issues. The Company may, from time to time, without notice to or the consent of the Holders of the 2010 Notes or the 2015 Notes, increase the principal amount of the 2010 Notes or the 2015 Notes under the Indenture and issue such increased principal amount (or any portion thereof), in which case any additional 2010 Notes or 2015 Notes so issued will have the same form and terms as the initial 2010 Notes or 2015 Notes (other than the Issue Date and, under certain circumstances, the date from which interest thereon will begin to accrue), and will carry the same right to receive accrued and unpaid interest, as the 2010 Notes or 2015 Notes previously issued. Additional 2010 Notes or 2015 Notes issued in this manner shall be consolidated with and shall form a single series with the previously issued 2010 Notes or 2015 Notes, as applicable, including for voting purposes.

          (c) Form. The 2010 Notes initially will be represented by one or more notes in registered, global form without interest coupons (collectively, the "2010 GLOBAL NOTES"). The 2015 Notes initially will be represented by one or more notes in registered, global form without interest coupons (collectively, the "2015 GLOBAL NOTES" and, together with the 2010 Global Notes, the "GLOBAL NOTES"). The Global Notes will be deposited upon issuance with the Trustee in Chicago, Illinois as custodian for The Depository Trust Company ("DTC"), and registered in the name of DTC or its nominee, in each case for credit to an account of a direct or indirect participant in DTC as described below.

          (ii) Except as set forth in the Indenture, the Global Notes may be transferred, in whole and not in part, only to another nominee of DTC or to a successor of DTC or its nominee. Except in the limited circumstances described in the Indenture, owners of beneficial interests in the Global Notes will not be entitled to receive physical delivery of notes in certificated form.

          (d) Interest. Interest on the 2010 Notes will accrue at a rate of 5.00% per annum and interest on the 2015 Notes will accrue at a rate of 5.50% per annum and, in each case, will be payable semi-annually in arrears on March 15 and September 15 (each, an "INTEREST PAYMENT DATE") of each year beginning on March 15, 2006. The Company will pay interest to those Persons who were Holders of record at the close of business on the March 1 or September 1, as the case may be, immediately preceding each Interest Payment Date. Interest on the Notes will accrue from the date of original issuance or, if interest has already been paid, from the most recent Interest Payment Date. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

          (e) Maturity. The 2010 Notes will mature on September 15, 2010 and the 2015 Notes will mature on September 15, 2015, subject to the provisions of the Indenture.

          (f) Place of Payment. The principal of, premium (if any) on and interest on the Notes shall be payable as specified in Article 5 of this First Supplemental Indenture.

          (g) Redemption. The provisions of Article III of the Base Indenture entitled "Redemption" shall be supplemented, with respect to the Notes, by the provisions in Article 3 of this First Supplemental Indenture.

          (h) Sinking Fund. The provisions of Sections 3.09, 3.10 and 3.11 of the Base Indenture, entitled "Mandatory and Optional Sinking Funds," "Satisfaction of Sinking Fund Payments with Securities," and "Redemption of Securities for Sinking Fund," respectively, and any other references to Sinking Funds in the Base Indenture, shall not apply to the Notes.

          (i) Denominations. The Notes shall be issued only in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000 in excess thereof.

          (j) Defeasance and Covenant Defeasance. The provisions of Article VIII of the Base Indenture relating to defeasance and covenant defeasance shall be deleted and replaced in their entirety by the provisions in Article 6 of this First Supplemental Indenture.

          (k) Events of Default. The provisions of Section 6.01 and 6.02 of the Base Indenture relating to events of default shall, with respect to the Notes, be deleted and replaced in their entirety by the provisions in
     Article 2 of this First Supplemental Indenture.

          (l) Covenants. The provisions of Article IV of the Base Indenture shall, with respect to the Notes, be modified as provided in Article 4 of this First Supplemental Indenture.

          (m) Other Terms and Conditions. The Notes shall have such other terms and conditions as provided in this First Supplemental Indenture and the forms of the Notes attached as Exhibit A and Exhibit B hereto.

                                    ARTICLE 2
                                EVENTS OF DEFAULT

     Section 2.01. Events of Default. For the purposes of the Notes, Sections
6.01 and 6.02 of the Base Indenture are hereby deleted and replaced in their entirety with the following:

     "Section 6.01 Events of Default.

     Unless either inapplicable to a particular series or specifically deleted or modified in or pursuant to the supplemental indenture or Board Resolution establishing that series of Securities or in the form of Security for that series, an "Event of Default," wherever used herein with respect to Securities of any series, occurs if:

          (1) the Company defaults in the payment of interest on or any Additional Amounts with respect to any Security of that series when the same becomes due and payable and that default continues for a period of 30 days;

          (2) the Company defaults in the payment of (A) the principal of any Security of that series at its Maturity or (B) premium (if any) on any Security of that series when the same becomes due and payable;

          (3) [Reserved];

          (4) the Company fails to comply with any of its other covenants or agreements in, or provisions of, the Securities of that series or this Indenture (other than an agreement, covenant or provision that has expressly been included in this Indenture solely for the benefit of one or more series of Securities other than that series) which shall not have been remedied within the specified period after written notice, as specified in the last paragraph of this Section 6.01;

          (5) the Company or any Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

               (A) commences a voluntary case,

               (B) consents to the entry of an order for relief against it in an involuntary case,

               (C) consents to the appointment of a Bankruptcy Custodian of it or for all or substantially all of its property, or

               (D) makes a general assignment for the benefit of its creditors;

          (6) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that remains unstayed and in effect for 90 days and that:

               (A) is for relief against the Company or any Significant Subsidiary as debtor in an involuntary case,

               (B) appoints a Bankruptcy Custodian of the Company or any Significant Subsidiary or a Bankruptcy Custodian for all or substantially all of the property of the Company or any Significant Subsidiary, or

               (C) orders the liquidation of the Company or any Significant Subsidiary;

          (7) any other Event of Default provided with respect to Securities of that series occurs; or

          (8) debt of the Company or any Subsidiary of the Company is not paid within any applicable grace period after final maturity or is accelerated by the holders thereof because of a default and the total amount of such Debt unpaid or accelerated exceeds $20.0 million or its foreign currency equivalent at the time without such Debt having been discharged or acceleration having been rescinded or annulled within 30 days after receipt by the Company of notice of the default by the Trustee or Holders of not less than 25% in aggregate principal amount of the then outstanding Securities of a series.

     The term "Bankruptcy Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

     The Trustee shall not be charged with the knowledge of any Default or Event of Default unless either (a) a Trust Officer shall have actual knowledge thereof or (b) the Trustee shall have received notice thereof in accordance with Section
12.02 of the Indenture from the Company or any Holder and such notice references the particular Notes, the relevant series and the specific Default or Event of Default.

     When a Default is cured, it ceases.

     Notwithstanding the foregoing provisions of this Section 6.01, if the principal of, premium (if any) or interest on or Additional Amounts with respect to any Security is payable in a currency or currencies (including a composite currency) other than Dollars and such currency or currencies are not available to the Company for making payment thereof due to the imposition of exchange controls or other circumstances beyond the control of the Company (a "Conversion Event"), the Company will be entitled to satisfy its obligations to Holders of the Securities by making that payment in Dollars in an amount equal to the Dollar equivalent of the amount payable in such other currency, as determined by the Company by reference to the Exchange Rate on the date of that payment, or, if that rate is not then available, on the basis of the most recently available Exchange Rate. Notwithstanding the foregoing provisions of this Section 6.01, any payment made under such circumstances in Dollars where the required payment is in a currency other than Dollars will not constitute an Event of Default under this Indenture.

     Promptly after the occurrence of a Conversion Event, the Company shall give written notice thereof to the Trustee; and the Trustee, promptly after receipt of that notice, shall give notice thereof in the manner provided in Section
12.02 to the Holders. Promptly after the making of any payment in Dollars as a result of a Conversion Event, the Company shall give notice in the manner provided in Section 12.02 to the Holders, setting forth the applicable Exchange Rate and describing the calculation of those payments.

     A Default under clause (4) or (7) of this Section 6.01 is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in principal amount of the then outstanding Securities of the series affected by that Default notify the Company and the Trustee, of the Default, and the Company fails to cure the Default within 60 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default."

     Section 6.02 Acceleration.

     If an Event of Default with respect to any Securities of any series at the time outstanding (other than an Event of Default specified in clause (5) or (6) of Section 6.01 hereof) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in principal amount of the then outstanding Securities of the series affected by that default by notice to the Company and the Trustee, may declare the principal of (or, if any of those Securities are Original Issue Discount Securities, that portion of the principal amount as may be specified in the terms of that series) and all accrued and unpaid interest on all then outstanding Securities of that series or of all series, as the case may be, to be due and payable. Upon any such declaration, the amounts due and payable on those Securities shall be due and payable immediately. If an Event of Default specified in clause (5) or (6) of Section
6.01 hereof occurs, those amounts shall ipso facto become and be immediately due and payable without any declaration, notice or other act on the part of the Trustee or any Holder. The Holders of a majority in principal amount of the then outstanding Securities of the series affected by that default or all series, as the case may be, by written notice to the Trustee may rescind an acceleration and its consequences (other than nonpayment of principal of or premium or interest on or any Additional Amounts with respect to the Securities) if the rescission would not conflict with any judgment or decree and if all existing Events of Default with respect to Securities of that series (or of all series, as the case may be) have been cured or waived, except nonpayment of principal, premium, interest or any Additional Amounts that has become due solely because of the acceleration."

                                    ARTICLE 3
                                   REDEMPTION

     Section 3.01. Redemption. The Company at its option may, at any time, redeem the 2010 Notes or the 2015 Notes, in whole or in part, upon payment of a redemption price equal to (A) the greater of (i) 100% of the principal amount of the Notes to be redeemed on the Redemption Date or (ii) the remaining scheduled payments of principal and interest on the Notes being redeemed on that Redemption Date (not including any portion of any payment of interest accrued to the Redemption Date) discounted to the Redemption Date on a semiannual basis at the Treasury Rate plus 15 basis points, in the case of the 2010 Notes, and 20 basis points, in the case of the 2015 Notes, plus (B) accrued and unpaid interest, if any, on the Notes to be redeemed to the Redemption Date (the "APPLICABLE REDEMPTION PRICE"). The Applicable Redemption Price shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     Section 3.02. Notice to the Trustee. For the purposes of the Notes, Section
3.02 of the Base Indenture is hereby modified by inserting the following sentence at the end of such Section 3.02: "For the purposes of the Notes, the actual Applicable Redemption Price, calculated as described in Section 3.01 of the First Supplemental Indenture, must be set forth in an Officers' Certificate delivered to the Trustee no later than two Business Days prior to the Redemption Date."

     Section 3.03. Notice of Redemption. For the purposes of the Notes, clause
(2) of Section 3.04 of the Base Indenture is hereby deleted and replaced in its entirety by the following phrase: "the Applicable Redemption Price or the appropriate manner of calculation of the Applicable Redemption Price, which in each case will include interest accrued and unpaid to the date fixed for redemption."

                                    ARTICLE 4
                                    COVENANTS

     Section 4.01. Covenants. For the purposes of the Notes, Article IV of the Base Indenture is hereby amended by adding the following provisions as new Sections 4.08 and 4.09 to immediately follow Section 4.07.

               "Section 4.08 Limitations on Liens.

               The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, incur or suffer to exist, any Lien, other than Permitted Liens, securing Debt upon any Capital Stock of any Significant Subsidiary of the Company that is owned, directly or indirectly, by the Company or any of its Subsidiaries, in each case whether owned at the date of this First Supplemental Indenture or thereafter acquired, or any interest therein or any income or profits therefrom unless the Notes (together with, if the Company shall so determine, any other indebtedness of, or guarantee by, the Company ranking equally with the Notes and existing as of the date hereof or hereafter created) will be secured equally and ratably with or prior to all other Debt secured by such Lien on the Capital Stock of such Significant Subsidiary.

               Section 4.09 Limitation on Dispositions of Significant Subsidiaries.

               The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, issue, sell, transfer or otherwise dispose of any Capital Stock of any Significant Subsidiary of the Company. Notwithstanding the foregoing limitation, (a) the Company and its Subsidiaries may issue, sell, transfer or otherwise dispose of any such Capital Stock to any Subsidiary of the Company or to any employee of the Company or its Subsidiaries, (b) any Subsidiary of the Company may issue, sell, transfer or otherwise dispose of any such securities to the Company or another Subsidiary of the Company,
          (c) the Company may sell, assign, transfer, or dispose of the Capital Stock of any Significant Subsidiary for consideration which is at least equal to the fair value of such Capital Stock as determined by the Board of Directors acting in good faith, and (d) the Company and its Subsidiaries may issue, sell, transfer or otherwise dispose of any such securities if required by law or any regulation or order of any governmental or regulatory authority or as director qualifying shares or for similar purposes in foreign jurisdictions. Notwithstanding the foregoing, the Company may merge or consolidate any of its Significant Subsidiaries into or with another one of its Subsidiaries and may sell, transfer or otherwise dispose of its business in accordance with the provision described under Section 5.01 of the Base Indenture, as modified by Article 7 of this First Supplemental Indenture."

                                    ARTICLE 5
                                     TRUSTEE

     Section 5.01. Corporate Trust Office. The Trustee is appointed as the Company's Paying Agent and Registrar for the Notes and for the purposes of
Section 4.02 of the Base Indenture. The Notes may be presented for payment at the Corporate Trust Office of the Trustee located, as of the date hereof, at 2
N. LaSalle St., Ste. 1020, Chicago, IL 60602, or at any other agency as may be designated from time to time by the Company to the Trustee. So long as the Notes are issued in the form of global certificates, payments of principal, interest and premium, if any, will be made by the Company through the Paying Agent to DTC.

                                    ARTICLE 6
                             DISCHARGE OF INDENTURE

     Section 6.01 . Legal Defeasance, Covenant Defeasance and Satisfaction and Discharge. Article VIII of the Base Indenture is hereby deleted and replaced in its entirety with the following:

               "Section 8.01. Option to Effect Legal Defeasance or Covenant Defeasance. The Company may, at the option of its Board of Directors evidenced by a resolution set forth in an Officers' Certificate, at any time, elect to have either Section 8.02 or 8.03 hereof be applied to all outstanding Securities of any series upon compliance with the conditions set forth below in this Article VIII.

               Section 8.02. Legal Defeasance and Discharge. Upon the Company's exercise under Section 8.01 hereof of the option applicable to this
          Section 8.02, the Company shall, subject to the satisfaction of the conditions set forth in Section 8.04 hereof, be deemed to have been discharged from its obligations with respect to all outstanding Securities of that series on the date the conditions set forth below are satisfied (hereinafter, "LEGAL DEFEASANCE"). For this purpose, Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire Debt represented by the outstanding Securities, which shall thereafter be deemed to be "outstanding" only for the purposes of Section 8.05 hereof and the other Sections of this Indenture referred to in (a) and (b) below, and to have satisfied all its other obligations under such Securities and this Indenture (and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following provisions which shall survive until otherwise terminated or discharged hereunder:

          (a) the Company's obligations with respect to such Securities of that series under Article II;

          (b) the Company's agreements set forth in Section 5.01 and 5.02;

          (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder and the Company's obligations in connection therewith under
          Article II and Article VII (including, but not limited to, the rights of the Trustee and the duties of the Company under Section 7.07, which shall survive despite the satisfaction in full of all obligations hereunder); and

          (d) this Article VIII.

               Subject to compliance with this Article VIII, the Company may exercise its option under this Section 8.02 notwithstanding the prior exercise of its option under Section 8.03 hereof.

               Section 8.03. Covenant Defeasance. Upon the Company's exercise under Section 8.01 hereof of the option applicable to this Section
          8.03 with respect to any series of Securities, the Company shall, subject to the satisfaction of the conditions set forth in Section
          8.04 hereof, be released from its obligations under the covenants contained in Section 4.08 and Section 4.09 of this Indenture (if applicable to such series of Securities) and any covenants made applicable to the series of Securities which are subject to defeasance under the terms of a Board Resolution, a supplemental indenture hereto or an Officers' Certificate with respect to the outstanding Securities of that series on and after the date the conditions set forth in
          Section 8.04 are satisfied (hereinafter, "COVENANT DEFEASANCE"), and the Securities of that series shall thereafter be deemed not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder (it being understood that such Securities shall not be deemed outstanding for accounting purposes). For this purpose, Covenant Defeasance means that, with respect to the outstanding Securities of that series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.01 hereof, but, except as specified above, the remainder of this

          Indenture and such Securities shall be unaffected thereby. In addition, upon the Company's exercise under Section 8.01 hereof of the option applicable to this Section 8.03 hereof with respect to any series of Securities, subject to the satisfaction of the conditions set forth in Section 8.04 hereof, Section 6.01(4) hereof (solely with respect to the covenants described in Sections 4.03, 4.08 and 4.09) shall not constitute an Event of Default with respect to such Securities.

               Section 8.04. Conditions to Legal or Covenant Defeasance. The following shall be the conditions to the application of either Section
          8.02 or 8.03 hereof to the outstanding Securities:

               In order to exercise either Legal Defeasance or Covenant Defeasance with respect to any series of Securities:

               (i) the Company must irrevocably deposit in trust with the Trustee money or U.S. Government Obligations or a combination thereof for the payment of principal of and interest on the Securities of such series to the Stated Maturity or redemption, as the case may be;

               (ii) the Company shall have delivered to the Trustee a certificate from a nationally recognized firm of independent registered public accountants expressing their opinion that the payments of principal and interest when due on the deposited U.S. Government Obligations plus any deposited money without investment will provide cash at such times and in such amounts as will be sufficient to pay principal and interest when due on all the Securities of such series to the Stated Maturity or redemption, as the case may be;

               (iii) 123 days pass after the deposit is made and during the 123 day period no Default specified in Section 6.01(5) or (6) with respect to the Company occurs that is continuing at the end of the period;

               (iv) no Default or Event of Default with respect to that series of Securities shall have occurred and be continuing on the date of such deposit;

               (v) such deposit does not constitute a default under any other agreement binding on the Company;

               (vi) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the trust resulting from the deposit does not require registration under the Investment Company Act of 1940;

               (vii) in the case of Legal Defeasance, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of such series of Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred;

               (viii) in the case of the Covenant Defeasance, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such series of Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred; and

               (ix) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance and discharge of the Securities as contemplated by this Article VIII have been complied with.

               Section 8.05. Deposited Money and U.S. Government Obligations to be Held in Trust; Other Miscellaneous Provisions. Subject to Section
          8.06 hereof, all money and noncallable U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 8.05, the "TRUSTEE") pursuant to Section 8.04 hereof in respect of the outstanding series of Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

               The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or noncallable U.S. Government Obligations deposited pursuant to Section
          8.04 hereof or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Securities of that series.

               Anything in this Article VIII to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the request of the Company any money or noncallable U.S. Government Obligations held by it as provided in Section 8.04 hereof which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 8.04(ii) hereof), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

               Section 8.06. Repayment to Company. Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on either Security and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall be paid to the Company on its request or, if then held by the Company, shall be discharged from such trust; and the Holder of such Security shall thereafter look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

               Section 8.07. Reinstatement. If the Trustee or Paying Agent is unable to apply any Dollars or noncallable U.S.

          Government Obligations in accordance with Section 8.02 or 8.03 hereof, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.02 or 8.03 hereof until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 8.02 or 8.03 hereof, as the case may be; provided, however, that, if the Company makes any payment of principal of, premium, if any, or interest on either Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

               Section 8.08. Satisfaction and Discharge of Indenture. If at any time: (a) the Company shall have delivered to the Trustee for cancellation all Securities of a series theretofore authenticated (other than any Securities that shall have been destroyed, lost or stolen and that shall have been replaced or paid as provided in
          Section 2.09 and Securities for whose payment money and/or U.S. Government Obligations have theretofore been deposited in trust or segregated and held in trust by the Company and thereupon repaid to the Company or discharged from such trust, as provided in Section 8.06); or (b) all such Securities of a particular series not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall irrevocably deposit with the Trustee, in trust, for the benefit of the Holders of that series of Securities, cash in United States Dollars, noncallable U.S. Government Obligations, or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay at maturity or upon redemption all Securities of that series theretofore delivered to the Trustee for cancellation, including principal of, premium, if any, and interest due or to become due to such date of maturity or date fixed for redemption, as the case may be, and if the Company shall also pay or cause to be paid all other sums payable hereunder with respect to such series by the Company, and shall have delivered to the Trustee an Opinion of Counsel and an Officers' Certificate, each stating that all conditions precedent relating to the satisfaction and discharge of this Indenture with respect to such series have been complied with, then this Indenture shall thereupon cease to be of further effect with respect to such series except for:

               (i) (a) the Company's obligations with respect to such Securities of that series under Article II;

               (b) the Company's agreements set forth in Section 5.01 and 5.02;

               (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder and the Company's obligations in connection therewith (including, but not limited to, the rights of the Trustee and the duties of the Company under Section 7.07, which shall survive despite the satisfaction in full of all obligations hereunder); and

               (d) this Article VIII,

               each of which shall survive until the Securities of such series have been paid in full (thereafter, the Company's obligations in Section 7.07 only shall survive) and

               (ii) this Article VIII.

               Upon the Company's exercise of its rights under this Section 8.08, the Trustee, on demand of the Company and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture with respect to such series of Securities."

                                    ARTICLE 7
                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

     Section 7.01 Successors. For the purposes of the Notes, Article V of the Base Indenture is hereby deleted in its entirety and replaced with the following:

               "Section 5.01 Limitations on Mergers, Consolidations and Other Transactions.

               The Company shall not, in any transaction or series of related transactions, consolidate with any other Person, or merge with or into any other Person, or sell, lease, convey, transfer or otherwise dispose of its assets substantially as an entirety to any Person, unless:

               (1) the Company shall be the surviving Person or the surviving Person (if other than the Company) formed by that consolidation or into which the Company is merged, or with or into which that sale, lease, conveyance, transfer or other disposition shall be made (the "SUCCESSOR") shall be a corporation or limited liability company organized and existing under the laws of the United States of America, any State thereof or the District of Columbia;

               (2) the Successor (if other than the Company) expressly assumes by supplemental indenture the due and punctual payment of the principal of (and premium, if any) and interest on and Additional Amounts with respect to the Securities and the performance of the Company's covenants and obligations under the Indenture and the Securities;

               (3) in the case of a sale, transfer, assignment, lease, conveyance or other disposition of all or substantially all the Property of the Company, such Property shall have been transferred as an entirety or virtually as an entirety to one Person;

               (4) immediately before and after giving effect to that transaction or series of related transactions, no Default or Event of Default shall have occurred and be continuing; and

               (5) the Company delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that the transaction and that supplemental indenture comply with this Indenture.

               For the purposes of this Section 5.01, the sale, transfer, assignment, lease, conveyance or other disposition of all the Property of one or more Subsidiaries of the Company, which Property, if held by the Company instead of such Subsidiaries, would constitute all or substantially all the Property of the Company on a consolidated basis, shall be deemed to be the transfer of all or substantially all the Property of the Company.

               Section 5.02 Successor Person Substituted.

               Upon any consolidation or merger of the Company or any sale, lease, conveyance, transfer or other disposition of the assets of the Company substantially as an entirety in accordance with Section 5.01, any Successor formed by that consolidation or into or with which the Company is merged or to which that sale, lease, conveyance, transfer or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of the Company under this Indenture and the Securities with the same effect as if that Successor had been named as the Company herein and the predecessor Company, in the case of a sale, conveyance, transfer or other disposition (but not a lease), shall be released from all obligations under this Indenture and the Securities."

                                    ARTICLE 8
                            MISCELLANEOUS PROVISIONS

     Section 8.01. Ratification of Base Indenture. This First Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Base Indenture, and as supplemented and modified hereby, the Base Indenture is in all respects ratified and confirmed, and the Base Indenture and this First Supplemental Indenture shall be read, taken and construed as one and the same instrument.

     Section 8.02. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

     Section 8.03. Successors and Assigns. All covenants and agreements in this First Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

     Section 8.04. Separability Clause. In case any one or more of the provisions contained in this First Supplemental Indenture shall for any reason be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 8.05. GOVERNING LAW. THIS FIRST SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PRINCIPLES OF CONFLICTS OF LAWS THEREUNDER TO THE EXTENT THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY

     Section 8.06. Counterparts. This First Supplemental Indenture may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed all as of the date first above written.

                                        NUVEEN INVESTMENTS, INC.


                                        By: /s/ Alan G. Berkshire
                                            ------------------------------------
                                        Name: Alan G. Berkshire
                                        Title: Senior Vice President,
                                               General Counsel and Secretary


                                        THE BANK OF NEW YORK TRUST COMPANY,
                                        N.A., as Trustee


                                        By: /s/ Linda Garcia
                                            ------------------------------------
                                        Name: Linda Garcia
                                        Title: Assistant Vice President

                                                                       EXHIBIT A

                   FORM OF GLOBAL SECURITY FOR THE 2010 NOTES

                                 [Face of Note]

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE (I) BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR (II) BY THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                            NUVEEN INVESTMENTS, INC.

                           5.00% Senior Notes Due 2010

Principal Amount $250,000,000                              CUSIP No. 67090F AA 4
                                                           ISIN No. US67090FAA49

     NUVEEN INVESTMENTS, INC., a Delaware corporation, for value received, promises to pay to Cede & Co., or registered assigns, the principal sum of TWO HUNDRED FIFTY MILLION United States Dollars (US$250,000,000), as such amount may be adjusted as set forth on the Schedule of Increases or Decreases in Global Note annexed hereto, on September 15, 2010.

     Interest Payment Dates: March 15 and September 15

     Record Dates:           March 1 and September 1

     Additional provisions of this Note are set forth on the other side of this Note.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

     Date: September 12, 2005

                                        NUVEEN INVESTMENTS, INC.


                                        By:
                                            ------------------------------------
                                        Name: Alan G. Berkshire
                                        Title: Senior Vice President and
                                               General Counsel


                                        By:
                                            ------------------------------------
                                        Name: Margaret E. Wilson
                                        Title: Senior Vice President,
                                               Finance

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the 5.00% Senior Notes Due 2010 referred to in the within-mentioned Indenture.

                                        THE BANK OF NEW YORK TRUST COMPANY,
                                        N.A., as Trustee


                                        By:
                                            -----------------------------------
                                            Authorized Officer

                                [Reverse of Note]

                            NUVEEN INVESTMENTS, INC.

                           5.00% SENIOR NOTES DUE 2010

1.   Indenture

     This Note is one of a duly authorized issue of Securities of the Company, designated as its 5.00% Senior Notes Due 2010 (herein called the "NOTES," which expression includes any further notes issued pursuant to Section 1.04(b) of the Supplemental Indenture (as hereinafter defined) and forming a single series therewith), issued and to be issued under an indenture, dated as of September 12, 2005 (herein called the "BASE INDENTURE"), as supplemented by a supplemental indenture, dated as of September 12, 2005 (the "SUPPLEMENTAL INDENTURE," and together with the Base Indenture, the "INDENTURE"), between NUVEEN INVESTMENTS, INC., a Delaware corporation (such company, and its successors and assigns under the Indenture, being herein called the "COMPANY") and THE BANK OF NEW YORK TRUST COMPANY, N.A., as trustee (the "TRUSTEE"). Reference is hereby made to the Indenture and all indentures supplemental thereto relevant to the Notes for a complete description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Notes.

     Capitalized terms used but not defined in this Note shall have the meanings ascribed to them in the Indenture.

     The Indenture imposes certain limitations on the ability of the Company and its Subsidiaries to create or incur Liens securing Debt upon, or to dispose of, shares of Capital Stock of its Significant Subsidiaries. The Indenture also imposes certain limitations on the ability of the Company to merge or consolidate with or into any other person or sell, lease, convey, transfer or otherwise dispose of its assets substantially as an entirety to any person.

     Each Note is subject to, and qualified by, all such terms as set forth in the Indenture certain of which are summarized herein and each Holder of a Note is referred to the corresponding provisions of the Indenture for a complete statement of such terms. To the extent that there is any inconsistency between the summary provisions set forth in the Notes and the Indenture, the provisions of the Indenture shall govern.

2.   Interest

     The Company promises to pay interest on the principal amount of this Note at the rate per annum shown above. The Company will pay interest semiannually on March 15 and September 15 of each year, commencing March 15, 2006. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from September 12, 2005. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

3.   Paying Agent, Registrar and Service Agent

     Initially, the Trustee will act as paying agent, registrar and service agent. The Company may appoint and change any paying agent, registrar or co-registrar and service agent without notice. The Company or any of its Subsidiaries may act as paying agent, registrar, co-registrar or service agent.

4.   Defaults and Remedies; Waiver

     If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the outstanding Notes, subject to certain limitations, may declare all the Notes due and payable immediately. In the case of an Event of Default resulting from certain events of bankruptcy, insolvency or reorganization, the principal and premium, if any, of all outstanding Notes will become and be immediately due and payable without any declaration or other act by the Trustee or any Holder of outstanding Notes.

     Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Notes unless it receives indemnification. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Notes then outstanding may direct the Trustee in its exercise of any trust or power under the Indenture.

     The Holders of a majority in principal amount of the then outstanding Notes under the Indenture, by written notice to the Trustee, may rescind an acceleration and its consequences (other than nonpayment of principal of or premium or interest on or any Additional Amounts with respect to the Notes) if
(i) the rescission would not conflict with any judgment or decree and (ii) all existing Events of Default with respect to the Notes have been cured or waived, except nonpayment of principal, premium, interest or any Additional Amounts that have become due solely because of the acceleration.

     The Holders of a majority in principal amount of the then outstanding Notes by notice to the Trustee may waive an existing or past Default or Event of Default and its consequences except (i) a continuing Default or Event of Default in the payment of the principal of, or premium, if any, or interest on or any Additional Amounts with respect to any Note or (ii) a continued Default in respect of a provision that under Section 9.02 of the Indenture cannot be amended or supplemented without the consent of each Holder affected. Upon any such waiver, that Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of the Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

5.   Amendment

     Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding, and any existing Default or compliance with any provision may be waived with the consent of the Holders of a majority in principal amount of the Notes then outstanding. Without notice to or the consent of any Holder, the parties thereto may amend the Indenture or the Notes to the extent set forth in the Indenture.

6.   Obligations Absolute

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

7.   Sinking Fund

     The Notes shall not be redeemable at the option of any Holder thereof, upon the occurrence of any particular circumstances or otherwise. The Notes will not have the benefit of any sinking fund.

8.   Denominations; Transfer; Exchange

     The Notes are issuable in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. When Notes are presented to the Registrar with the request to register the transfer of those Notes or to exchange those Notes for an equal principal amount of Notes of the same series of like tenor, the Registrar shall register the transfer or make the exchange in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any transfer tax or other governmental charge that may be imposed in connection with any registration or exchange of Notes.

9.   Further Issues

     The Company may, from time to time, without notice to or the consent of the Holders of the Notes, increase the principal amount of the Notes under the Indenture and issue such increased principal amount (or any portion thereof), in which case any additional Notes so issued will have the same form and terms as the initial Notes (other than the Issue Date and, under certain circumstances, the date from which interest thereon will begin to accrue), and will carry the same right to receive accrued and unpaid interest, as the Notes previously issued. Additional Notes issued in this manner shall be consolidated with and shall form a single series with the previously issued Notes, including for voting purposes.

10.  Optional Redemption

     The Company at its option may, at any time, upon notice as set forth in the Indenture, redeem the Notes, in whole or in part, upon payment of a redemption price equal to (A) the greater of (i) 100% of the principal amount of the Notes to be redeemed on the Redemption Date or (ii) the remaining scheduled payments of principal and interest on the Notes being redeemed on that Redemption Date (not including any portion of any payment of interest accrued to the Redemption
Date) discounted to the Redemption Date on a semiannual basis at the Treasury Rate plus 15 basis points, plus (B) accrued and unpaid interest, if any, on the Notes to the Redemption Date.

     As used in this Section 10, the following terms shall have the respective meanings set forth below:

     "TREASURY RATE" means, with respect to any redemption date: (a) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15 (519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining life (as defined below), yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or (b) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Treasury Rate will be calculated on the third business day preceding the date fixed for redemption.

     "COMPARABLE TREASURY ISSUE" means the U.S. Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes of such series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

     "COMPARABLE TREASURY PRICE" means (1) the average of five Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

     "INDEPENDENT INVESTMENT BANKER" means one of the Reference Treasury Dealers that the Company appoints to act as the Independent Investment Banker from time to time.

     "REFERENCE TREASURY DEALER QUOTATIONS" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as computed by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

     "REFERENCE TREASURY DEALERS" means (a) Citigroup Global Markets Inc., (b) UBS Securities LLC and (c) one or more of the other underwriters listed on the cover of this prospectus supplement that the Company appoints to act as a Reference Treasury Dealer from time to time, in each case and their respective successors; provided, however, that if any of the foregoing ceases to be a primary dealer of U.S. government securities in the United States, the Company shall substitute another primary dealer of U.S. government securities.

11.  Persons Deemed Owners

     The Company, the Trustee, any Agent and any authenticating agent may treat the Person in whose name any Note is registered as the owner of that Note for the purpose of receiving payments of principal of, premium (if any) or interest on, or any Additional Amounts with respect to that Note and for all other purposes. None of the Company, the Trustee, any Agent or any authenticating agent shall be affected by any notice to the contrary.

12.  No Recourse Against Others

     A director, officer, employee, stockholder, partner or other owner of the Company, any guarantor or the Trustee (other than a stockholder, partner or other owner which itself is the Company or a guarantor of the Notes), as such, shall not have any liability for any obligations of the Company under the Notes or for any obligations of the Company, any guarantor or the Trustee under the Indenture or for any claim based on, in respect of or by reason of those obligations or their creation. Each Holder by accepting a Note waives and releases all that liability. The waiver and release shall be part of the consideration for the issue of Notes.

13.  Discharge and Defeasance

     Subject to certain conditions set forth in the Indenture, the Company at any time may terminate some or all of its obligations under the Notes and the Indenture if the Company deposits with the Trustee money and/or U.S. Government Obligations for the payment of principal of, premium, if any, and interest on the Notes to redemption or maturity, as the case may be.

14.  Unclaimed Money

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Note and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall be paid to the Company on its request or, if then held by the Company, shall be discharged from such trust. Thereafter the Holder of such Note shall look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

15.  Authentication

     This Note is not valid until the Trustee (or authenticating agent) signs the certificate of authentication on the other side of this Note.

16.  Governing Law

     This Note shall be governed by and construed in accordance with the laws of the state of New York, without giving effect to any principles of conflicts of laws thereunder to the extent the laws of another jurisdiction would be required thereby.

17.  Trustee Dealings with the Company

     Subject to certain limitations imposed by the TIA, the Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or any of its Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

18.  Abbreviations

     Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

19.  CUSIP Numbers

     Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

     The Company will furnish to any Holder of Notes upon written request and without charge to the Holder a copy of the Indenture.

                                 ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer the Note to

     --------------------------------------------------------
     (Print or type assignee's name, address and zip code)

     --------------------------------------------------------
     (Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint ___________ agent to transfer this Note on the books of the Company. The agent may substitute another to act for such agent.

--------------------------------------------------------------------------------


Date:                    Your Signature:
      ------------------                 -----------------------------

----------------------------------------------------------------------
Sign exactly as your name appears on the other side of this Note.

                SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

     The initial principal amount of this Global Note is $250,000,000. The following increases or decreases in this Global Note have been made:

                                                                REMAINING
                          AMOUNT OF          AMOUNT OF      PRINCIPAL AMOUNT   SIGNATURE OF
                         DECREASE IN        INCREASE IN      OF THIS GLOBAL     AUTHORIZED
                      PRINCIPAL AMOUNT   PRINCIPAL AMOUNT    NOTE FOLLOWING    SIGNATORY OF
DATE OF INCREASE OR    OF THIS GLOBAL     OF THIS GLOBAL    SUCH DECREASE OR    TRUSTEE OR
      DECREASE              NOTE               NOTE             INCREASE         CUSTODIAN
-------------------   ----------------   ----------------   ----------------   ------------
___________________   ________________   ________________   ________________   ____________

___________________   ________________   ________________   ________________   ____________

___________________   ________________   ________________   ________________   ____________

___________________   ________________   ________________   ________________   ____________

___________________   ________________   ________________   ________________   ____________

___________________   ________________   ________________   ________________   ____________

___________________   ________________   ________________   ________________   ____________

___________________   ________________   ________________   ________________   ____________

                                                                       EXHIBIT B

                   FORM OF GLOBAL SECURITY FOR THE 2015 NOTES

                                 [Face of Note]

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE (I) BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR (II) BY THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                            NUVEEN INVESTMENTS, INC.

                           5.50% Senior Notes Due 2015

Principal Amount $300,000,000                              CUSIP No. 67090F AB 2
                                                           ISIN No. US67090FAB22

     NUVEEN INVESTMENTS, INC., a Delaware corporation, for value received, promises to pay to Cede & Co., or registered assigns, the principal sum of THREE HUNDRED MILLION United States Dollars (US$300,000,000), as such amount may be adjusted as set forth on the Schedule of Increases or Decreases in Global Note annexed hereto, on September 15, 2015.

     Interest Payment Dates: March 15 and September 15

     Record Dates: March 1 and September 1

     Additional provisions of this Note are set forth on the other side of this Note.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

     Date: September 12, 2005

                                        NUVEEN INVESTMENTS, INC.


                                        By:
                                            ------------------------------------
                                        Name: Alan G. Berkshire
                                        Title: Senior Vice President and General
                                               Counsel


                                        By:
                                            ------------------------------------
                                        Name: Margaret E. Wilson
                                        Title: Senior Vice President, Finance

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the 5.50% Senior Notes Due 2015 referred to in the within-mentioned Indenture.

                                        THE BANK OF NEW YORK TRUST COMPANY,
                                           N.A., as Trustee


                                        By:
                                            ------------------------------------
                                            Authorized Officer

                                [Reverse of Note]

                            NUVEEN INVESTMENTS, INC.

                           5.50% SENIOR NOTES DUE 2015

1.   Indenture

     This Note is one of a duly authorized issue of Securities of the Company, designated as its 5.50% Senior Notes Due 2015 (herein called the "NOTES," which expression includes any further notes issued pursuant to Section 1.04(b) of the Supplemental Indenture (as hereinafter defined) and forming a single series therewith), issued and to be issued under an indenture, dated as of September 12, 2005 (herein called the "BASE INDENTURE"), as supplemented by a supplemental indenture, dated as of September 12, 2005 (the "SUPPLEMENTAL INDENTURE," and together with the Base Indenture, the "INDENTURE"), between NUVEEN INVESTMENTS, INC., a Delaware corporation (such company, and its successors and assigns under the Indenture, being herein called the "COMPANY") and THE BANK OF NEW YORK TRUST COMPANY, N.A., as trustee (the "TRUSTEE"). Reference is hereby made to the Indenture and all indentures supplemental thereto relevant to the Notes for a complete description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Notes.

     Capitalized terms used but not defined in this Note shall have the meanings ascribed to them in the Indenture.

     The Indenture imposes certain limitations on the ability of the Company and its Subsidiaries to create or incur Liens securing Debt upon, or to dispose of, shares of Capital Stock of its Significant Subsidiaries. The Indenture also imposes certain limitations on the ability of the Company to merge or consolidate with or into any other person or sell, lease, convey, transfer or otherwise dispose of its assets substantially as an entirety to any person.

     Each Note is subject to, and qualified by, all such terms as set forth in the Indenture certain of which are summarized herein and each Holder of a Note is referred to the corresponding provisions of the Indenture for a complete statement of such terms. To the extent that there is any inconsistency between the summary provisions set forth in the Notes and the Indenture, the provisions of the Indenture shall govern.

2.   Interest

     The Company promises to pay interest on the principal amount of this Note at the rate per annum shown above. The Company will pay interest semiannually on March 15 and September 15 of each year, commencing March 15, 2006. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from September 12, 2005. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

3.   Paying Agent, Registrar and Service Agent

     Initially, the Trustee will act as paying agent, registrar and service agent. The Company may appoint and change any paying agent, registrar or co-registrar and service agent without notice. The Company or any of its Subsidiaries may act as paying agent, registrar, co-registrar or service agent.

4.   Defaults and Remedies; Waiver

     If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the outstanding Notes, subject to certain limitations, may declare all the Notes due and payable immediately. In the case of an Event of Default resulting from certain events of bankruptcy, insolvency or reorganization, the principal and premium, if any, of all outstanding Notes will become and be immediately due and payable without any declaration or other act by the Trustee or any Holder of outstanding Notes.

     Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Notes unless it receives indemnification. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Notes then outstanding may direct the Trustee in its exercise of any trust or power under the Indenture.

     The Holders of a majority in principal amount of the then outstanding Notes under the Indenture, by written notice to the Trustee, may rescind an acceleration and its consequences (other than nonpayment of principal of or premium or interest on or any Additional Amounts with respect to the Notes) if
(i) the rescission would not conflict with any judgment or decree and (ii) all existing Events of Default with respect to the Notes have been cured or waived, except nonpayment of principal, premium, interest or any Additional Amounts that have become due solely because of the acceleration.

     The Holders of a majority in principal amount of the then outstanding Notes by notice to the Trustee may waive an existing or past Default or Event of Default and its consequences except (i) a continuing Default or Event of Default in the payment of the principal of, or premium, if any, or interest on or any Additional Amounts with respect to any Note or (ii) a continued Default in respect of a provision that under Section 9.02 of the Indenture cannot be amended or supplemented without the consent of each Holder affected. Upon any such waiver, that Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of the Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

5.   Amendment

     Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding, and any existing Default or compliance with any provision may be waived with the consent of the Holders of a majority in principal amount of the Notes then outstanding. Without notice to or the consent of any Holder, the parties thereto may amend the Indenture or the Notes to the extent set forth in the Indenture.

6.   Obligations Absolute

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

7.   Sinking Fund

     The Notes shall not be redeemable at the option of any Holder thereof, upon the occurrence of any particular circumstances or otherwise. The Notes will not have the benefit of any sinking fund.

8.   Denominations; Transfer; Exchange

     The Notes are issuable in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. When Notes are presented to the Registrar with the request to register the transfer of those Notes or to exchange those Notes for an equal principal amount of Notes of the same series of like tenor, the Registrar shall register the transfer or make the exchange in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any transfer tax or other governmental charge that may be imposed in connection with any registration or exchange of Notes.

9.   Further Issues

     The Company may, from time to time, without notice to or the consent of the Holders of the Notes, increase the principal amount of the Notes under the Indenture and issue such increased principal amount (or any portion thereof), in which case any additional Notes so issued will have the same form and terms as the initial Notes (other than the Issue Date and, under certain circumstances, the date from which interest thereon will begin to accrue), and will carry the same right to receive accrued and unpaid interest, as the Notes previously issued. Additional Notes issued in this manner shall be consolidated with and shall form a single series with the previously issued Notes, including for voting purposes.

10.  Optional Redemption

     The Company at its option may, at any time, upon notice as set forth in the Indenture, redeem the Notes, in whole or in part, upon payment of a redemption price equal to (A) the greater of (i) 100% of the principal amount of the Notes to be redeemed on the Redemption Date or (ii) the remaining scheduled payments of principal and interest on the Notes being redeemed on that Redemption Date (not including any portion of any payment of interest accrued to the Redemption
Date) discounted to the Redemption Date on a semiannual basis at the Treasury Rate plus 20 basis points, plus (B) accrued and unpaid interest, if any, on the Notes to the Redemption Date.

     As used in this Section 10, the following terms shall have the respective meanings set forth below:

     "TREASURY RATE" means, with respect to any redemption date: (a) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15 (519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining life (as defined below), yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or (b) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Treasury Rate will be calculated on the third business day preceding the date fixed for redemption.

     "COMPARABLE TREASURY ISSUE" means the U.S. Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes of such series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

     "COMPARABLE TREASURY PRICE" means (1) the average of five Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

     "INDEPENDENT INVESTMENT BANKER" means one of the Reference Treasury Dealers that the Company appoints to act as the Independent Investment Banker from time to time.

     "REFERENCE TREASURY DEALER QUOTATIONS" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as computed by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

     "REFERENCE TREASURY DEALERS" means (a) Citigroup Global Markets Inc., (b) UBS Securities LLC and (c) one or more of the other underwriters listed on the cover of this prospectus supplement that the Company appoints to act as a Reference Treasury Dealer from time to time, in each case and their respective successors; provided, however, that if any of the foregoing ceases to be a primary dealer of U.S. government securities in the United States, the Company shall substitute another primary dealer of U.S. government securities.

11.  Persons Deemed Owners

     The Company, the Trustee, any Agent and any authenticating agent may treat the Person in whose name any Note is registered as the owner of that Note for the purpose of receiving payments of principal of, premium (if any) or interest on, or any Additional Amounts with respect to that Note and for all other purposes. None of the Company, the Trustee, any Agent or any authenticating agent shall be affected by any notice to the contrary.

12.  No Recourse Against Others

     A director, officer, employee, stockholder, partner or other owner of the Company, any guarantor or the Trustee (other than a stockholder, partner or other owner which itself is the Company or a guarantor of the Notes), as such, shall not have any liability for any obligations of the Company under the Notes or for any obligations of the Company, any guarantor or the Trustee under the Indenture or for any claim based on, in respect of or by reason of those obligations or their creation. Each Holder by accepting a Note waives and releases all that liability. The waiver and release shall be part of the consideration for the issue of Notes.

13.  Discharge and Defeasance

     Subject to certain conditions set forth in the Indenture, the Company at any time may terminate some or all of its obligations under the Notes and the Indenture if the Company deposits with the Trustee money and/or U.S. Government Obligations for the payment of principal of, premium, if any, and interest on the Notes to redemption or maturity, as the case may be.

14.  Unclaimed Money

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Note and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall be paid to the Company on its request or, if then held by the Company, shall be discharged from such trust. Thereafter the Holder of such Note shall look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

15.  Authentication

     This Note is not valid until the Trustee (or authenticating agent) signs the certificate of authentication on the other side of this Note.

16.  Governing Law

     This Note shall be governed by and construed in accordance with the laws of the state of New York, without giving effect to any principles of conflicts of laws thereunder to the extent the laws of another jurisdiction would be required thereby.

17.  Trustee Dealings with the Company

     Subject to certain limitations imposed by the TIA, the Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or any of its Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

18.  Abbreviations

     Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

19.  CUSIP Numbers

     Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

     The Company will furnish to any Holder of Notes upon written request and without charge to the Holder a copy of the Indenture.

                                 ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer the Note to

     ----------------------------------------------------------
     (Print or type assignee's name, address and zip code)

     ----------------------------------------------------------
     (Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint ___________ agent to transfer this Note on the books of the Company. The agent may substitute another to act for such agent.

--------------------------------------------------------------------------------


Date:                    Your Signature:
      ------------------                 ----------------------------

---------------------------------------------------------------------
Sign exactly as your name appears on the other side of this Note.

                SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

     The initial principal amount of this Global Note is $300,000,000. The following increases or decreases in this Global Note have been made:

                                                                REMAINING
                          AMOUNT OF          AMOUNT OF      PRINCIPAL AMOUNT   SIGNATURE OF
                         DECREASE IN        INCREASE IN      OF THIS GLOBAL     AUTHORIZED
                      PRINCIPAL AMOUNT   PRINCIPAL AMOUNT    NOTE FOLLOWING    SIGNATORY OF
DATE OF INCREASE OR    OF THIS GLOBAL     OF THIS GLOBAL    SUCH DECREASE OR    TRUSTEE OR
      DECREASE              NOTE               NOTE             INCREASE         CUSTODIAN
-------------------   ----------------   ----------------   ----------------   ------------
___________________   ________________   ________________   ________________   ____________

___________________   ________________   ________________   ________________   ____________

___________________   ________________   ________________   ________________   ____________

___________________   ________________   ________________   ________________   ____________

___________________   ________________   ________________   ________________   ____________

___________________   ________________   ________________   ________________   ____________

___________________   ________________   ________________   ________________   ____________

___________________   ________________   ________________   ________________   ____________